# LFTD

# PARTNERS INC.

Formerly known as Acquired Sales Corp.

OTCQB Ticker Symbol: LSFP

As of October 19, 2021

www.LFTDPartners.com

# Disclaimer

**Cautionary Note Regarding Forward-Looking Statements** *Certain statements in this document are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes the acquisition, financing, revenue growth, profitability, and product strategies, plans and expectations of: LFTD Partners Inc. and related entities including Lifted Made; Savage Enterprises, Premier Greens LLC and MKRC Holdings, LLC and related entities; and Fresh Farms E-Liquid, LLC and related entities. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to the actual results of these companies' merger plans, financing plans, operations, or the performance or achievements of these companies differing materially from those expressed or implied by the forward-looking statements. These companies undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain other factors, including the risk factors set forth in LFTD Partners Inc.'s filings with the Securities and Exchange Commission. This deck does not constitute an offer to sell common stock or any other securities of LFTD Partners Inc.*

# Who We Are

LFTD Partners Inc., formerly known as Acquired Sales Corp. (OTCQB: LSFP), is a decentralized partnership of entrepreneur-led companies that currently manufactures and sells branded hemp-derived cannabinoid products and disposable nicotine vapes nationally online and through distributors, and that intends to diversify into e-liquid, tobacco-free nicotine e-liquid and vapes, kratom, kava, and paraphernalia

LFTD

PARTNERS INC.

# Rapidly Growing and Highly Profitable

LSFP is rapidly growing and, unlike most publicly traded cannabis companies, is highly profitable:

| | Q2 2021 (Reviewed) | Q1 2021 (Reviewed) | Q4 2020 (Audited) | Q3 2020 (Audited) |
|---|---|---|---|---|
| **LSFP Consolidated Sales** | $ 6,695,144 | $ 3,353,270 | $ 2,196,518 | $ 1,509,437 |
| **LSFP Consolidated Net Income** | $ 1,596,154 | $ 618,359 | $ 545,531 | $ 95,823 |
| **Basic EPS** | $ 0.14 | $ 0.08 | $ 0.06 | $ 0.01 |
| **Diluted EPS** | $ 0.11 | $ 0.04 | $ 0.02 | $ - |

LSFP currently holds over $4.7 M in cash

# Strong Cap Table

Most publicly traded companies in the cannabis industry have over one hundred million shares outstanding.

In stark contrast, LSFP has only 14,002,578 shares of common stock outstanding and on a fully diluted basis would have only 20,224,776 shares outstanding – and the exercise of all outstanding options and warrants will bring $16,356,652 into the company (disregarding any cashless exercise features)

# Experienced, Professional Management

Chairman and CEO Gerard M. Jacobs

-Profound experience taking small public companies and making them huge

- -Founder and CEO of Metal Management, Inc. (NASDAQ ticker symbol MTLM)
  - -Closed 37 acquisitions from 1995 to 1999
  - -Grew MTLM from nothing to $900MM in revenue
  - -MTLM stock price increased from $1.75 to over $30 per share
- -Founder and CEO of Think Partnership, Inc. (AMEX ticker symbol THK)
  - -Closed 15 acquisitions of online marketing companies
  - -Grew THK from nothing to $90 million in revenue from 2001 to 2006
  - -THK stock price increased from $0.15 to over $6 per share
- -Harvard University Phi Beta Kappa; full scholarship to University of Chicago Law School as a Weymouth Kirkland Law Scholar

Vice Chairman and COO Nicholas S. Warrender

-Nationally recognized leader in exploding hemp-derived products industry

-Visionary leader and expert in product and brand design, development and distribution

-Proven ability to roll out many new and profitable products & brands

-First to market with numerous products including delta-8-THC, delta-9-THC, delta-10-THC, CBC, CBDA, CBN and CBD products

-Understands the importance of profitability; started Lifted Made with $900

-Carthage College



President and CFO William C. "Jake" Jacobs, CPA

-Leading business development initiatives for Lifted Made

-Deep experience auditing public companies at Ernst & Young's LA and Chicago offices

-University of Southern California

-National USASA Snowboard Champion in 2015 (in Men's 23-29 Boardercross event)

# LIFTED MADE



Founded by Nick Warrender in 2014, award-winning Lifted Made is a leading manufacturer of hemp and hemp-derived products that is a wholly-owned subsidiary of LFTD Partners Inc. Lifted Made's website is www.LiftedMade.com.

Urb Finest Flowers is Lifted Made's flagship brand. Lifted Made manufactures and sells over 100 SKUs of hemp-derived products online and via hundreds of distributors nationally.


LIFTED
MADE

LIFTED MADE

Lifted Made is frequently first to market with ground breaking products. Most recently, on July 23, 2021, Lifted Made announced the launch of Urb Rocks, flavored popping crystals infused with 15 mg of hemp-derived delta-9-THC that explode with flavor in a consumer's mouth.

Urb Rocks come in packets containing two formulations: AM Poppin' for morning consumption that contain 15 mg of delta-9-THC plus caffeine, and PM Poppin' for evening consumption that contain 15 mg of delta-9-THC plus melatonin, and gaba; both blends also utilize sunflower lecithin for rapid absorption and fast onset. Urb Rocks AM Poppin' have a strawberry lemonade flavor; the Urb Rocks PM Poppin' have a Blue Razz flavor. Each packet of Urb Rocks contains less than 0.3% delta-9-THC on a dry weight basis. The MSRP of a box of Urb Rocks containing 30 packets is $180, and can be purchased as a single packet (2 servings) for $6.

LIFTED MADE

## AM’ Poppin’


AM
STRAWBERRY LEMONADE
urb
ROCKS
Δ9
THC
+CAFFEINE
2 SERVINGS | NET WT: 6g


AM
STRAWBERRY LEMONADE
urb
ROCKS
Δ9
THC
+CAFFEINE
FLAVOR
STRAWBERRY LEMONADE
LIFTED MADE
brands

LIFTED MADE

## PM’ Poppin’


PM
BLUE RAZZ
urb
ROCKS
Δ9
THC
+ GABBA
2 SERVINGS | NET WT: 6g


urb
ROCKS
Δ9
THC
+ GABBA
FLAVOR
BLUE RAZZ
PM
LIFTED
MADE



urb
Δ8-DABS
Watermelon Zkittlez
INDICA 1g
urb
vegan
GUMMIES
Δ8-THC|250mg
green apple
10 pcs/25mg
urb
Δ8-THC
CARTRIDGE
INDICA
urb
Δ8-DABS
Maui Wowie
HYBRID 1g
urb
vegan
GUMMIES
Δ8-THC|250mg
tropical lush
10 pcs/25mg
urb
Δ8-THC
CARTRIDGE
INDICA
1ml
urb
Δ8-THC
CARTRIDGE
SATIVA
1ml
urb
vegan
GUMMIES
Δ8-THC|250mg
birthday cake
10 pcs/25mg
urb
Δ8-DABS
Banana Runtz
HYBRID 1g


urb
Finest Flowers
vegan
GUMMIES
Δ8-THC|250mg
10 pcs/25mg
urb
Finest Flowers
vegan
GUMMIES
Δ8-THC|125mg
watermelon
5 pcs/125mg

*Vegan

# DELTA 8 THC GUMMIES

**NEW FLAVORS**

STRAWNANA SMOOTHIE & WATERMELON

SHOP 125 MG & 250 MG

# Entertain your sweet tooth

SHOP NOW


urb
Finest Flowers
Δ8
THC
urb
Finest Flowers
Δ8
THC

# designer
## CARTRIDGES

DESIGNED FOR A
LUXURIOUS LIFESTYLE


urb
Finest Flowers
designer
CARTRIDGES
Δ8 | CBG | Δ10
CLARITY
1 gram
urb
Finest Flowers
designer
CARTRIDGES
Δ8 | CBG | CBC
ENERGY
1 gram
urb
Finest Flowers
designer
CARTRIDGES
Δ8 | CBN | Δ10
REST
1 gram

urb
Finest Flowers

**1+ gram**

HEMP DERIVED
**DISPOSABLE VAPE**

## SUPER CHARGE YOUR VAPE EXPERIENCE

SUPER SATIVA  SUPER INDICA  SUPER HYBRID


urb
Finest Flowers
Δ8:Δ10
urb
Finest Flowers
Δ8:CBN
urb
Finest Flowers
Δ8:CBD

Pink Cookies


urb
flower

Watermelon Zkittlez


urb
flower

Tangie


urb
flower

Premium CBG White Flower
Infused with 95% Delta 8 Distillate + Terpenes

urb
Finest Flowers

designer dabs


Deep dive into yourself
urb
Sugar Wax
oleoresin
cold-preserved
terpenes
flavanoids


Enter a world of euphoria
urb
oleoresin
terpenes
flavanoids


That late night kick back and chill mode
urb
SPACE SAUCE
oleoresin
cold-preserved
terpenes
flavanoids

# LSFP Also Owns 4.99% of Ablis and Bendistillery

LSFP owns 4.99% of CBD beverage company Ablis (www.AblisBev.com), and of established craft distiller Bendistillery Inc. d/b/a Crater Lake Spirits (www.CraterLakeSpirits.com)



ABLIS
CBD INFUSIONS
25 MG CBD
LEMON GINGER
NATURALLY INFUSED SPARKLING BEVERAGE
ORGANIC CANE SUGAR · THC-FREE
12 FL OZ (355 ML)
ABLIS
CBD INFUSIONS
25 MG CBD
STRAWBERRY MOJITO
NATURALLY INFUSED SPARKLING BEVERAGE
ORGANIC CANE SUGAR · THC-FREE
12 FL OZ (355 ML)
ABLIS
CBD INFUSIONS
25 MG CBD
CRAN-BLOOD ORANGE
NATURALLY INFUSED SPARKLING BEVERAGE
ORGANIC CANE SUGAR · THC-FREE
12 FL OZ (355 ML)
ABLIS
CBD INFUSIONS
25 MG CBD
BLOOD ORANGE WATER
NATURALLY INFUSED SPARKLING WATER
NO SUGAR OR SWEETENERS · THC-FREE
12 FL OZ (355 ML)
ABLIS
CBD INFUSIONS
25 MG CBD
BERRY LIME WATER
NATURALLY INFUSED SPARKLING WATER
NO SUGAR OR SWEETENERS · THC-FREE
12 FL OZ (355 ML)
ABLIS
CBD INFUSIONS
25 MG CBD
LEMON WATER
NATURALLY INFUSED SPARKLING WATER
NO SUGAR OR SWEETENERS · THC-FREE
12 FL OZ (355 ML)

BEND, OREGON
CRATER LAKE
EST 1996
SPIRITS
The Spirit of Adventure

# Savage Enterprises LOI

On June 16, 2021, LSFP signed a Letter of Intent to acquire delta-8-THC, delta-9-THC, delta-10-THC, THC-O, e-liquids, disposable vape, kratom and kava industry leader Savage Enterprises, located in Irvine, CA.





Founded by Chris Wheeler and Matt Winters, Savage Enterprises manufactures and sells over 500+ SKUs of hemp-derived cannabinoid products, e-liquids, disposable vape, kratom and kava industry online and via hundreds of distributors nationally.

Delta Extrax (www.DeltaExtrax.com), Savage CBD (www.SavageCBD.com), and e-liquid brand Vape 100 (www.vape100.co), and premium kratom and kava-based products brand Zen Panda are Savage Enterprises' flagship brands.

**No guarantee or assurance can be given that the merger contemplated by the Letter of Intent between LFTD Partners Inc. and Savage Enterprises will occur. The merger is subject to a number of contingencies, which may not be fulfilled.*


PASTEL CARTEL
RIPE
COLLECTION
ESCO
BARS
MESH
KIWI DRAGON BERRY
STRAWNANNERS ICE
BLUE RAZZLEBERRY
PMTA
ACCEPTED
VOTED
BEST ELIQUID
COMPANY
VAPORS VOICE
MAGAZINE
TOP 10
BEST
NICOTINE
SALTS
GUIDE TO
VAPING
RIPE
COLLECTION
VOTED BEST
ELIQUID 2017
DYNASTY
EXPO
VOTED BEST
ELIQUID 2019
DYNASTY
EXPO
AVAILABLE
IN ICED

# RYP
SELECTIONS


RYP SELECTIONS
DRAGON
3 MG|ML NICOTINE
WARNING: This product contains nicotine not derived from tobacco. Nicotine is an addictive chemical.
RYP SELECTIONS
FIJI
3 MG|ML NICOTINE
WARNING: This product contains nicotine not derived from tobacco. Nicotine is an addictive chemical.
RYP SELECTIONS
PANGO
3 MG|ML NICOTINE
WARNING: This product contains nicotine not derived from tobacco. Nicotine is an addictive chemical.
RYP SELECTIONS
RAZZ
3 MG|ML NICOTINE
WARNING: This product contains nicotine not derived from tobacco. Nicotine is an addictive chemical.
RYP SELECTIONS
STRAWNAN
3 MG|ML NICOTINE
WARNING: This product contains nicotine not derived from tobacco. Nicotine is an addictive chemical.
RYP SELECTIONS
BERRIES
3 MG|ML NICOTINE
WARNING: This product contains nicotine not derived from tobacco. Nicotine is an addictive chemical.


FIJI
DRAGON
RAZZ
RYP SELECTIONS
BERRIES
PANGO
STRAWNAN


PASSION
cbd
Savage Gummies
THERE'S CBD. AND THERE'S SAVAGE CBD.
Savage CBD
EXPERIENCE THE SAVAGE STANDARD.
Savage CBD
Tincture
NEW YORK
Savage CBD
Savage CBD
MANGO Citrus


ZEN PANDA
HOLISTIC HEALTH


EXTRAX
PREMIUM HEMP-DERIVED PRODUCTS


EXTRAX
PREMIUM HEMP-DERIVED PRODUCTS


EXTRAX
PREMIUM HEMP-DERIVED PRODUCTS


TROPICAL
INDICA
FULL GRAM
EXTRAX
PREMIUM HEMP-DERIVED PRODUCTS


PLATINUM
PREMIUM HEMP-DERIVED PRODUCTS
PLATINUM COLLECTION
HAS LANDED!
SHOP THCP NOW
PLATINUM
MAI TAI
PLATINUM
SUNSET SHERBET






EUPHORICA
PREMIUM HEMP-DERIVED PRODUCTS


OMEGA COLLECTION IS HERE!
SHOP THC-O
BERRY GELATO
GSC


EXTRAX
HYDRO COLLECTION
IS NOW LIVE!
SHOP HHC TODAY




WHITE RHINO
HAS LANDED!
TRY CBG TODAY
SHOP NOW
ORIGINAL
WHITE RHINO





ALL-NATURAL
AFFORDABLE
EASY TO OBTAIN
DISCREET
VIX
MAXIMUM STRENGTH
EFFECTIVE
INCREASED ENDURANCE
NO PRESCRIPTION


Get The Package You Deserve.
Now it's easier than ever to find contact-free delivery with incredible results! That's what Vix is all about.
FIND A PRODUCT FOR YOU
VIX
MALE ENHANCEMENT SUPPLEMENT


EXTRAX
VAPORIG
QUARTZ TIP, DIP & DAB


PINEAPPLE
HYBRID
Savage




EXTRAX

- A new collaboration between Urb Finest Flowers and Delta Extrax
- First-to-market with vegan gummies infused with 15 mg of hemp-derived delta-9-THC
- The federally compliant delta-9-THC gummies are available in the following flavors: guavaberry, kiwi mixer and blueberry citrus burst
- The gummies are sold in blister packs, an industry first, containing 10 pieces. Blister packs are important because they should help protect the gummies from melting in the hot summer heat, a typical problem for manufacturers that sell their gummies in containers.
- The gummies contain 0.25% delta-9-THC on a dry weight basis.
- The retail price per pack is $19.99


urb
EXTRAX
Finest Products
Δ9 THC
HEMP DERIVED
<0.3% THC
VEGAN GUMMIES
GUAVABERRY FRUIT
150mg
15mg/pc
10 pcs / pack
urb
EXTRAX
Finest Products
Δ9 THC
HEMP DERIVED
<0.3% THC
VEGAN GUMMIES
BLUEBERRY CITRUS BURST
150mg
15mg/pc
10 pcs / pack
urb
EXTRAX
Finest Products
Δ9 THC
HEMP DERIVED
<0.3% THC
VEGAN GUMMIES
KIWI MIXER
150mg
15mg/pc
10 pcs / pack
urb
EXTRAX

# Savage Enterprises is Crushing It

Like Lifted Made, Savage Enterprises is rapidly growing and highly profitable:

- Q3 2020 sales (unaudited): $2,777,918
- Q4 2020 sales (unaudited): $3,521,308
- Q1 2021 sales (unaudited): $5,262,603
- Q2 2021 sales (unaudited): Over $10,000,000
- Q3 2021 sales (unaudited): $20,048,764
- July 2021 sales (unaudited): $4,710,447
- August 2021 sales (unaudited): $6,825,896
- September 2021 sales (unaudited): $8,512,421
- YTD sales (unaudited): Over $35.3 million

Audits of Savage Enterprises and related companies are in process

# Conservative Acquisition Metrics

The LOI contemplates LSFP acquiring Savage Enterprises for merger consideration consisting of:

- $15,840,000 in cash, plus
- 8,691,358 shares of unregistered LSFP common stock valued at $28,160,000 based upon LSFP's closing price of $3.24 per share on the date of signing the LOI,

for a total merger consideration of $44,000,000.

**No guarantee or assurance can be given that the merger contemplated by the Letter of Intent between LFTD Partners Inc. and Savage Enterprises will occur. The merger is subject to a number of contingencies, which may not be fulfilled.*

# Entry into Marijuana Industry

LSFP's LOI with Savage Enterprises will also facilitate LSFP's entry into the marijuana industry. For a total of $2 million in cash:

- LSFP plans to acquire 100% of Premier Greens LLC, which possesses Conditional Use Permits from the City of Palm Springs, CA, for the cultivation, manufacturing, dispensing, delivery and distribution of marijuana. Premier Greens LLC is in the process of obtaining the necessary additional permits from the State of California

- LSFP plans to acquire 100% of MKRC Holdings, LLC, which owns the 5,560 sq ft building in the City of Palm Springs, CA, where Premier Greens LLC's operations will be located

Audits of Premier Greens LLC and MKRC Holdings, LLC, are in process

**No guarantee or assurance can be given that the acquisitions contemplated by the Letter of Intent between LFTD Partners Inc. and Premier Greens LLC and MKRC Holdings, LLC will occur. The acquisitions of Premier Greens LLC and MKRC Holdings, LLC, are subject to a number of contingencies, which may not be fulfilled.*

# Sales of Delta-8-THC Products in California

California may in the future restrict the sale of delta-8-THC products to companies holding marijuana licenses issued by the state.

LSFP's acquisition of Premier Greens LLC is motivated by our belief that, if the state of California imposes such a restriction, Lifted Made and Savage Enterprises may still be able to sell Urb Finest Flowers and Delta Extrax delta-8-THC products through Premier Greens.

**No guarantee or assurance can be given that the acquisitions contemplated by the Letter of Intent between LFTD Partners Inc. and Premier Greens LLC and MKRC Holdings, LLC will occur. The acquisitions of Premier Greens LLC and MKRC Holdings, LLC, are subject to a number of contingencies, which may not be fulfilled.*

# Fresh Farms LOI

On September 1, 2021, LSFP signed a letter of intent to acquire 100% of the ownership interests of Fresh Farms E-Liquid, LLC, Fountain Valley, California ("Fresh Farms").

Co-founded in 2018 by Anthony J. Devincentis, Jakob M. Audino, Forrest F. Town and John Z. Petti, Fresh Farms was born out of a desire to make premium products available to every person looking for alternatives to traditional tobacco. Based in sunny Southern California, Fresh Farms' portfolio includes Premarket Tobacco Application ("PMTA")-submitted e-liquid brands Fresh Farms and Fruitia, JUS tobacco-free nicotine vapor products, and premium delta-8-THC and delta-10-THC brand HAPPI. Fresh Farms' products are available for sale throughout the USA, around the world, and online at www.FreshFarmsEliquid.com. Fresh Farms also owns 80% of CBD and CBN product manufacturer Lift Brands North America LLC (www.LiftCBD.com).

**No guarantee or assurance can be given that the merger contemplated by the Letter of Intent between LFTD Partners Inc. and Fresh Farms E-Liquid, LLC will occur. The merger is subject to a number of contingencies, which may not be fulfilled.*

FRESH FARMS ELIQUID • ENJOY THE JOURNEY •

FRESH FARMS E-LIQUID

# AMERICAN CRAFTED QUALITY


BARNYARD Berry
NET CONTENTS 30mL (1.01) FL. OZ.
WARNING: This product contains nicotine. Nicotine is an addictive chemical.
MORNING Melon
WARNING: This product contains nicotine. Nicotine is an addictive chemical.
STRAWBERRY Farm Cake
NET CONTENTS
WARNING: This product contains nicotine. Nicotine is an addictive chemical.
SOUR Chew
NET CONTENTS 30mL (1.01) FL. OZ.
WARNING: This product contains nicotine. Nicotine is an addictive chemical.


FRUITIA
SMOOTH BANANA ICE

# FRUITIA


FRUITIA
PASSION FRUIT
GUAVA
FRUITIA
BLOOD ORANGE
CACTUS
FRUITIA
APPLE
KIWI
FRUITIA
PINEAPPLE
CITRUS
FRUITIA
BANANA
ICE
FRUITIA
SWEET
PEACH
FRUITIA



ENJOY THE JOURNEY
FRUITIA
WARNING: This product contains nicotine. Nicotine is an addictive chemical.
ENJOY THE JOURNEY
WARNING: THIS PRODUCT CONTAINS NICOTINE. NICOTINE IS AN ADDICTIVE CHEMICAL.
BARNYARD Berry
MORNING Melon
STRAWBERRY Farm Cake
SOUR Chew
AMERICAN
FRUITIA
BLOOD ORANGE CACTUS
California


JÜS
JÜS
by FRUITIA
NOT FOR MINORS. OVER 21+ YEARS ONLY
WARNING:
This product contains nicotine.
Nicotine is an addictive chemical.

JÜS


JÜS
WARNING:
This product contains nicotine. Nicotine is an addictive chemical.

# happi


- happi
DELTA-10

# happi


happi
DELTA-10
INDICA
SOUR DIESEL DELIGHT
HIGH POTENCY
NET WT 1100 MG


happi
DELTA-10
INDICA
BLUE DREAMS
HIGH POTENCY
NET WT 1100 MG


happi
DELTA-10
HYBRID
BANANA RUNTZ
HIGH POTENCY
NET WT 1100 MG


happi
DELTA-10
SATIVA
ICE CREAM CAKE
HIGH POTENCY
NET WT 1100 MG


happi
DELTA-10
HYBRID
APPLE FRITTER
HIGH POTENCY
NET WT 1100 MG


happi
DELTA-10
HYBRID
STRAWBERRY SMILES
HIGH POTENCY
NET WT 1100 MG

LIFT


LIFT CBD
LIFT CBD
CBD ROLL-ON
BROAD SPECTRUM
MUSCLE RUB
750MG
BUY NOW


LIFT
AWAY
THE
PAIN
LIFT CBD
CBD ROLL-ON
BROAD SPECTRUM
ADVANCED FORMULA
MUSCLE RUB
PAIN RELIEF
750MG
NET VOLUME 2OZ


BROAD SPECTRUM
LIFT CBD
ZZZ
LIFT CBD
LIFT CBN
HIGH CBN
SLEEP PEN
PEPPERMINT
200MG CBD + 50MG CBN
SLEEP
WELL
ALL
NIGHT
LIFT
SUPERIOR CBD & CBN

# Fresh Farms is Crushing It

Like Lifted Made and Savage Enterprises, Fresh Farms is rapidly growing and highly profitable.

So far this year, subject to audit, Fresh Farms has already doubled its 2020 sales revenue – up from $8 million in 2020 to over $20.9 million year-to-date in 2021.

Audits of Fresh Farms and Lift Brands North America LLC, of which Fresh Farms owns 80%, are in process.

# Conservative Acquisition Metrics

The LOI contemplates LSFP acquiring Fresh Farms and its 80% ownership of Lift Brands North America LLC for merger consideration consisting of:

- $14,166,666 in cash, plus
- 7,083,334 shares of unregistered LSFP common stock valued at $31,450,003 based upon LSFP's closing price of $4.44 per share on the date of signing the LOI,

for a total merger consideration of $45,616,669.

**

**No guarantee or assurance can be given that the merger contemplated by the Letter of Intent between LFTD Partners Inc. and Fresh Farms E-Liquid, LLC will occur. The merger is subject to a number of contingencies, which may not be fulfilled.*

# Diversified Product Categories: Products Sold by Lifted Made in September 2021


.26%
9%
32%
47%
6%
6%
Delta 8 THC Products
Delta 9 THC Products
Delta 10 THC Products
THCO Products
THCV Products
CBD Products
Apparel

# Diversified Product Categories: Products Sold by Savage Enterprises in September 2021


White Label
2%
Delta 8 THC Products
9%
Delta 9 THC Products
4%
Delta 10 THC Products
17%
THCP Products
7%
THCO Products
7%
THCV Products
7%
HHC Products
9%
CBD Products
0.44%
Tobacco-Derived Nicotine E-Liquid and Disposables
38%

# Diversified Product Categories: Products Sold by Fresh Farms in September 2021



Delta 8 THC Products
Delta 10 THC Products
CBD Products
Tobacco-Derived Nicotine E-Liquid and Disposables
Tobacco-Free Nicotine E-Liquid and Disposables
25%
27%
1%
39%
8%

# Diversified Product Categories: Consolidated Products Sold by Lifted Made, Savage Enterprises and Fresh Farms in September 2021



2%
20%
31%
4%
17%
5%
6%
10%
4%
Delta 8 THC Products
Delta 9 THC Products
Delta 10 THC Products
THCP Products
THCO Products
THCV Products
HHC Products
CBD Products
Tobacco-Derived Nicotine E-Liquid and Disposables
Tobacco-Free Nicotine E-Liquid and Disposables
Kratom

# Natural "Synergies" Between Lifted Made, Savage Enterprises and Fresh Farms

Without any reduction in headcount, and even prior to closing, future "sister" companies Lifted Made, Savage Enterprises and Fresh Farms have been able to achieve natural "synergies" including:

- Increased buying power, which is especially important for new cannabinoid raw goods, which can initially be very expensive;
- Sharing of vendors (such as packaging and manufacturers), leading to cost savings and faster production times;
- Launching of more "new" products faster and more expansively than smaller competitors can, by collaborating and sharing the costs;
- Sharing of top customer lists;
- Introductions to distributors and wholesalers that do not yet carry all three companies' products;
- Sharing of sales leads;
- Sharing of SEO and affiliate marketing professionals;
- Sharing of internal resources for marketing, accounting, operations and IT;
- Sharing of best practices related to operations and accounting; and
- Sharing of ideas and experiences to avoid things that didn't work, and to maximize things that did work

**No guarantee or assurance can be given that the mergers contemplated by the Letters of Intent between LFTD Partners Inc. and Savage Enterprises and between LFTD Partners Inc. and Fresh Farms E-Liquid, LLC will occur. The mergers are subject to a number of contingencies, which may not be fulfilled.*

# Contact Information

Gerard M. Jacobs
Chairman and CEO
LFTD Partners Inc.
(847) 915-2446
GerardMJacobs@LFTDPartners.com

Nicholas S. Warrender
Vice Chairman and COO of LFTD Partners Inc.
CEO of Lifted Made
(224) 577-8148
CEO@LiftedMade.com

William C. "Jake" Jacobs, CPA
President and CFO
LFTD Partners Inc.
(847) 400-7660
JakeJacobs@LFTDPartners.com

Christopher G. Wheeler
CEO
Savage Enterprises
(949) 214-7239
Chris@SavageEnterprises.com

Matt Winters
CFO
Savage Enterprises
(714) 261-3228
Matt@SavageEnterprises.com

Tony Devincentis
CEO
Fresh Farms E-Liquid, LLC
(949) 973-5169
Tony@FreshFarmsEliquid.com

